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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      AUGUST 31, 2000 (SEPTEMBER 7, 1999)

                                 MANGOSOFT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


            Nevada                        33-939994              87-0543565
            ------                        ---------              ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification. No.)

                         1500 West Park Drive, Suite 190
                              Westborough, MA 01581
                              ---------------------
               (Address of principal executive offices) (Zip Code)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (508) 871-7397
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                         EXHIBIT INDEX LOCATED ON PAGE 4

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    On September 7, 1999, MangoMerger, a wholly-owned subsidiary of First American Clock Co. ("First American"), merged (the "Merger") with and into MangoSoft Corporation , pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated August 27, 1999. Following the Merger, the business to be conducted by First American was the business of MangoSoft Corporation prior to the Merger. In conjunction with the Merger, First American, which is the legal acquirer and surviving legal entity, changed its name to MangoSoft, Inc. (the "Company"). The Form 8-K filed by the Company on September 21, 1999, which initially reported the Merger, did not contain the financial information required by this item.

    The purpose of this Amendment No. 2 to the Company's Form 8-K dated September 21, 1999 is to include the related financial and pro forma financial information required by this Item. The exhibit index is located on page 4 of this report.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MANGOSOFT, INC.


                                       /s/ Robert E. Parsons
                                       -----------------------------------------
                                       Name:  Robert E. Parsons
Dated: August 31, 2000                 Title: Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

Exhibits                                  Description
--------                                  -----------

  13.1 Audited Financial Statements of MangoSoft Corporation for the Years Ended December 31, 1998 and 1997 and Independent Auditors' Report

  99.1 Unaudited Interim Financial Statements of MangoSoft Corporation for the Six Months Ended June 30, 1999 and 1998

  99.2 Pro Forma Condensed Combined Balance Sheets as of June 30, 1999 relating to the Company's acquisition of MangoSoft Corporation.

  99.3 Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 1999 relating to the Company's acquisition of MangoSoft Corporation.

  99.4 Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 1998 relating to the Company's acquisition of MangoSoft Corporation.

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